INVESTMENT ADVISER OF
INVESTORS PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL
INVESTORS FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND
DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV TRADITIONAL INVESORS FUND
24 FEDERAL STREET
BOSTON, MA 02110                                                   T-IFSRC-1/97

                                     [Logo]

                               [Graphic Omitted]

                                 EV Traditional
                                    Investors
                                      Fund


Annual

Shareholder Report

December 31, 1996

To Shareholders

During the year ended December 31, 1996, EV Traditional Investors Fund had a total return of 13.6%. This return, which did not include the 4.75% initial sales charge, resulted from a decrease in net asset value to $8.09 per share from $8.15 per share and the reinvestment of income dividends of $0.255 per share and capital gain distributions of $0.88 per share. By comparison, the Lipper Balanced Fund Category,* a composite of 277 balanced mutual funds, had an average total return of 13.6%.

The U.S. economy in 1996 experienced a year of growth, low inflation, and rising employment -- advantageous mix of economic circumstances which helped produce another good year for stock market investors. For the year, economic growth, as measured by the Commerce Department's report of Gross Domestic Product (GDP), was 3.4%, while inflation, as measured by the Consumer Price Index (CPI), was 3.3% (not seasonally adjusted). The U.S. civilian unemployment rate stood at a low level of 5.3% in December.

The stock market continued into May, 1996, the bullish advance which began in 1995, but then corrected sharply in July. Technology stocks were hit particularly hard. The market recovered in August, but advanced thereafter on a more selective basis. With the market reaching record highs, investors sought comfort in high-quality, blue chip stocks. The S&P 500,* a broadly based blue chip stock barometer, dropped by roughly 10% in July, but rallied to record highs through the second half of the year and finished the year with a total return of 22.9%.

In contrast to the stock market, the bond market did not fare as well in 1996. The yield on the 30-year Treasury bond, a bellwether of bond market activity, rose to 6.64% by December 31, 1996 from 6.02% at the beginning of the year. The Lehman Brothers Government/Corporate Bond Index* -- an unmanaged index of government and corporate bonds -- had a total return of only 2.9% for the year.

Although a weak bond market damped the 1996 performance of balanced funds -- which generally invest in both stocks and bonds -- history has demonstrated that diversification among asset classes can reduce volatility while producing rewarding long-term returns. Of course, past performance is no guarantee of future results.
                                              Sincerely
[Photo of M. Dozier Gardner]

                                              /s/ M. Dozier Gardner
                                              --------------------------------
                                                  M. Dozier Gardner
                                                  President
                                                  February 7, 1997
-------------------------------------------------------------------------------
                         EV TRADITIONAL INVESTORS FUND
                Investors Portfolio's 10 largest stock holdings*

            Chase Manhattan ....................... Banking
            Sofomor/Danek ......................... Healthcare
            Boston Scientific ..................... Healthcare
            Progressive ........................... Insurance
            Boeing ................................ Aerospace/Defense
            Intel ................................. Semiconductors
            Eastman Kodak ......................... Photography
            Allstate .............................. Insurance
            Federal Nat'l Mortgage Assn. .......... Financial
            Astra AB .............................. Healthcare

            *By market value as of 12/31/96. Holdings may change due to active management.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-------------------------------------------------------------------------------

*It is not possible to invest directly in an index or a Lipper Category.

Management Report

An interview with Thomas E. Faust Jr., Vice President and Portfolio Manager of Investors Portfolio.

Q. HOW WOULD YOU SUMMARIZE THE 1996 STOCK AND BOND MARKETS?

A. In the first five months of the year, almost all types of stocks rose in value, including small, unseasoned issues and initial public offerings
   (IPOs). This was a classic bull market in which a "rising tide lifts all boats." The overall market corrected in July, and the less established companies and IPOs were hit particularly hard. When stock prices recovered through the late summer and fall, there was a dramatic shift in leadership from smaller capitalization companies to large capitalization, blue chip firms. This two-tiered market, in which a relatively small number of large capitalization stocks accounted for most of the positive performance of the S&P 500, characterized the second half of 1996. In this environment, actively managed funds generally had difficulty beating the major indexes, which are dominated by the largest capitalization stocks. To illustrate, the 19.2% average total return of mutual funds in the Lipper Growth Funds category significantly underperformed the 22.9% return of the S&P 500 Index and the 28.8% return of the Dow Jones Industrial Average in 1996.

   Unlike the stock market, the bond market did not perform very well in 1996. Many analysts expected that the economy would continue the slow pace set in 1995. As it turned out, the economy's growth exceeded most forecasts. This disappointed bond investors because significant increases in economic growth tend to build concerns about inflation.


                         [Photo of Thomas E. Faust Jr.]


Q. THERE HAS BEEN MUCH TALK ABOUT HIGH LEVELS OF CONSUMER DEBT HAVING A NEGATIVE EFFECT ON THE ECONOMY. DO YOU AGREE?

A. In fact, we have seen some new interpretations of consumer debt. The argument has been that consumers are "tapped out" and will have to slow spending because their credit card balances are too high. This argument was made repeatedly during the first half of the year, but consumer spending -- which accounts for roughly two-thirds of economic growth -- did not slow to the extent analysts had predicted. One explanation is that the increased availability and convenience of credit cards may have increased their usage for routine purchases, including groceries and gasoline. This gives the statistical appearance of a higher personal debt burden than is actually the case because many people pay off these routine purchases at the end of each month.


Q. HAS THE EQUITY PORTION OF THE PORTFOLIO CHANGED IN ANY SIGNIFICANT WAY DURING THE YEAR?

A. The most significant change was an increase in the equity weighting within the Portfolio -- from 62% to 69% -- which enabled us to capitalize on the momentum of the bull market. I have been somewhat concerned about a slowing in the economy, however, and have increased positions in less cyclical industries, such as health care. I have also reduced utility holdings due to the unattractive interest rate environment and the turmoil the industry is experiencing as deregulation transforms it.


Q. ARE THERE ANY NEW HOLDINGS IN THE PORTFOLIO THAT YOU WOULD LIKE TO HIGHLIGHT FOR SHAREHOLDERS?

A. Boeing is new to the Portfolio and a top holding. Boeing is the world's largest aircraft manufacturer and recently announced a merger with McDonnell Douglas. This is timely because Boeing has a tremendous backlog of orders, and the acquisition gives it the extra capacity it needs. McDonnell Douglas is in the opposite situation of having excess capacity in its commercial aircraft facilities. It is also a good fit because Boeing's business is almost entirely commercial, whereas McDonnell Douglas's is primarily defense-oriented. Hence, the combined company will be less affected by market cycles within each sector. These factors should produce a healthy rate of growth for many years.

   Another recent addition is Eli Lilly, a large pharmaceutical company. Its largest and most successful product is Prozac, a proven anti-depression drug. Lilly now has a new drug for schizophrenia, Zyprexa, which looks to be a major advance in treating this devastating condition. Current drugs for this disease are often not effective or have very strong side effects that inhibit patients from functioning effectively in society. Eli Lilly's product shows good efficacy with much more manageable side effects.


Q. HOW DID THE BONDS IN THE PORTFOLIO PERFORM THIS YEAR?

A. We own mainly "put bonds," which can be redeemed at a predetermined price, usually equal to par value, on a specific date. Because of this feature, these securities tend to perform better in a rising market and are impacted less in a declining market than otherwise similar bonds.

Q. WITH THE MARKET AT AN ALL-TIME HIGH, WHAT IS YOUR APPROACH TO INVESTING IN EQUITIES?

A. Our approach has been to maintain equity exposure. We have become somewhat more defensive in the types of stocks that we buy, emphasizing those stocks whose underlying fundamentals we are confident justify their valuations.


Q. WHAT ADVANTAGES CAN BE GAINED BY INVESTING IN A BALANCED FUND SUCH AS THIS?

A. A balanced fund can be advantageous in any market, but is especially so in a market like this one. The reason lies simply in the diversification of asset classes. By holding both stocks and bonds, our overall volatility is lower than if we were completely invested in either sector, and, over the long term, our returns have generally been much better than if we had invested 100% in bonds. For investors seeking some income, and growth with reasonable principal stability, a balanced fund can make a great deal of sense.

--------------------------------------------------------------------------------

          CHANGING ASSET ALLOCATION WITH CHANGING MARKET CONDITIONS...

                   PORTFOLIO ALLOCATION, WITH EQUITY SECTORS,
                                 AS OF 12/31/95*

 CASH                                FIXED
& OTHER           EQUITIES           INCOME             OTHER

 5.6%              61.5%               32.9%             0.9%


                                                   BASIC            CONSUMER
FINANCIAL      UTILITIES          ENERGY         MATERIALS       NON-DURABLES

 15.6%            11.7%            11.6%           11.4%             10.3%




                   PORTFOLIO ALLOCATION, WITH EQUITY SECTORS,
                                 AS OF 12/31/96*

 CASH                                FIXED
& OTHER           EQUITIES           INCOME             OTHER

 1.8%              69.3%               28.9%             5.4%


               HEALTH                          BASIC             BUSINESS
FINANCIAL       CARE        TECHNOLOGY       MATERIALS       PRODUCTS/SERVICES

 19.9%          16.0%          9.7%            11.0%               7.3%

*By market value as % of net assets on dates shown. Asset allocation and sector breakdown are subject to change due to active management.

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000
INVESTMENT IN EV TRADITIONAL INVESTORS FUND, THE
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND
INDEX, THE STANDARD & POOR'S 500 AND 90-DAY
US TREASURY BILLS

From December 31, 1986 through December 31, 1996

--------------------------------------------------------------------
    AVERAGE ANNUAL             1          5        10       Value at
        RETURNS               Year      Years     Years     12/31/96
--------------------------------------------------------------------
With Max. Sales Charge        8.2%      10.3%     10.9%     $28,220
--------------------------------------------------------------------
Without Max. Sls. Chg.       13.6%      11.4%     11.5%     $29,624
--------------------------------------------------------------------

EVIFX vs. Lehman Govt./Corp.Bond Index, S&P 500, and 90-day Treasury

                                    Fund
                                    including        Lehman Bros.
                  EV Traditional    Maximum           Govt./Corp.                         90-day US
Date              Investors Fund    Sales Charge      Bond Index        S&P 500           Treasury Bills

12/31/86          $10,000           $ 9,526           $10,000           $10,000           $10,000
 1/31/87          $10,825           $10,312           $10,137           $11,347           $10,000
 2/28/87          $11,106           $10,580           $10,203           $11,795           $10,000
 3/31/87          $11,254           $10,721           $10,148           $12,135           $10,139
 4/30/87          $10,985           $10,465           $ 9,877           $12,028           $10,139
 5/31/87          $11,054           $10,530           $ 9,834           $12,132           $10,139
 6/30/87          $11,448           $10,906           $ 9,956           $12,744           $10,283
 7/31/87          $11,788           $11,229           $ 9,934           $13,390           $10,283
 8/31/87          $12,242           $11,662           $ 9,878           $13,889           $10,283
 9/30/87          $12,049           $11,479           $ 9,665           $13,585           $10,446
10/31/87          $10,593           $10,091           $10,028           $10,660           $10,446
11/30/87          $10,147           $ 9,667           $10,091           $ 9,781           $10,446
12/31/87          $10,565           $10,065           $10,229           $10,525           $10,597
 1/31/88          $10,783           $10,272           $10,580           $10,983           $10,597
 2/28/88          $11,161           $10,632           $10,701           $11,474           $10,597
 3/31/88          $10,909           $10,392           $10,595           $11,123           $10,748
 4/30/88          $10,988           $10,467           $10,534           $11,265           $10,748
 5/31/88          $11,083           $10,558           $10,464           $11,337           $10,748
 6/30/88          $11,402           $10,862           $10,700           $11,864           $10,923
 7/31/88          $11,386           $10,847           $10,639           $11,835           $10,923
 8/31/88          $11,241           $10,708           $10,666           $11,414           $10,923
 9/30/88          $11,467           $10,924           $10,900           $11,903           $11,120
10/31/88          $11,645           $11,093           $11,093           $12,249           $11,120
11/30/88          $11,530           $10,984           $10,968           $12,054           $11,120
12/31/88          $11,694           $11,140           $11,005           $12,267           $11,345
 1/31/89          $12,228           $11,648           $11,152           $13,176           $11,345
 2/28/89          $12,042           $11,472           $11,067           $12,832           $11,345
 3/31/89          $12,178           $11,601           $11,126           $13,136           $11,595
 4/30/89          $12,617           $12,019           $11,362           $13,836           $11,595
 5/31/89          $12,866           $12,257           $11,641           $14,365           $11,595
 6/30/89          $12,954           $12,340           $12,021           $14,294           $11,834
 7/31/89          $13,606           $12,962           $12,270           $15,599           $11,834
 8/31/89          $13,713           $13,063           $12,080           $15,884           $11,834
 9/30/89          $13,749           $13,097           $12,133           $15,823           $12,067
10/31/89          $13,660           $13,012           $12,440           $15,467           $12,067
11/30/89          $13,840           $13,184           $12,553           $15,767           $12,067
12/31/89          $14,122           $13,453           $12,572           $16,148           $12,302
 1/31/90          $13,483           $12,844           $12,399           $15,079           $12,302
 2/28/90          $13,693           $13,044           $12,427           $15,250           $12,302
 3/31/90          $13,750           $13,098           $12,427           $15,662           $12,543
 4/30/90          $13,464           $12,826           $12,313           $15,290           $12,543
 5/31/90          $14,278           $13,601           $12,670           $16,746           $12,543
 6/30/90          $14,297           $13,620           $12,875           $16,647           $12,787
 7/31/90          $14,536           $13,847           $13,035           $16,607           $12,787
 8/31/90          $13,729           $13,078           $12,846           $15,087           $12,787
 9/30/90          $13,507           $12,867           $12,953           $14,362           $13,015
10/31/90          $13,426           $12,790           $13,125           $14,314           $13,015
11/30/90          $13,957           $13,296           $13,410           $15,221           $13,015
12/31/90          $14,265           $13,589           $13,613           $15,648           $13,225
 1/31/91          $14,533           $13,844           $13,766           $16,342           $13,225
 2/28/91          $14,970           $14,261           $13,884           $17,485           $13,255
 3/31/91          $15,137           $14,420           $13,980           $17,918           $13,415
 4/30/91          $15,200           $14,479           $14,140           $17,976           $13,415
 5/31/91          $15,475           $14,742           $14,206           $18,721           $13,415
 6/30/91          $15,155           $14,437           $14,191           $17,876           $13,601
 7/31/91          $15,668           $14,925           $14,369           $18,728           $13,601
 8/31/91          $16,014           $15,256           $14,700           $19,147           $13,601
 9/30/91          $16,166           $15,400           $15,007           $18,831           $13,775
10/31/91          $16,469           $15,689           $15,141           $19,103           $13,775
11/30/91          $16,250           $15,480           $15,292           $18,313           $13,775
12/31/91          $17,301           $16,481           $15,808           $20,406           $13,907
 1/31/92          $16,896           $16,095           $15,573           $20,048           $13,907
 2/28/92          $17,010           $16,204           $15,656           $20,287           $13,907
 3/31/92          $16,759           $15,965           $15,571           $19,892           $14,048
 4/30/92          $16,941           $16,139           $15,663           $20,500           $14,048
 5/31/92          $17,250           $16,432           $15,967           $20,573           $14,048
 6/30/92          $17,391           $16,567           $16,201           $20,269           $14,174
 7/31/92          $17,840           $16,994           $16,616           $21,121           $14,174
 8/31/92          $17,910           $17,061           $16,764           $20,667           $14,174
 9/30/92          $18,006           $17,152           $16,993           $20,908           $14,271
10/31/92          $17,815           $16,970           $16,734           $21,003           $14,271
11/30/92          $18,104           $17,246           $16,718           $21,689           $14,271
12/31/92          $18,417           $17,544           $17,006           $21,959           $14,386
 1/31/93          $18,467           $17,592           $17,376           $22,164           $14,386
 2/28/93          $18,820           $17,928           $17,737           $22,447           $14,386
 3/31/93          $19,047           $18,145           $17,797           $22,918           $14,492
 4/30/93          $18,921           $18,024           $17,934           $22,391           $14,492
 5/31/93          $18,984           $18,085           $17,924           $22,955           $14,492
 6/30/93          $19,398           $18,384           $18,331           $23,028           $14,603
 7/31/93          $19,403           $18,483           $18,448           $22,960           $14,603
 8/31/93          $20,191           $19,234           $18,872           $23,805           $14,603
 9/30/93          $20,429           $19,461           $18,938           $23,622           $14,709
10/31/93          $20,535           $19,562           $19,015           $24,133           $14,709
11/30/93          $20,015           $19,066           $18,800           $23,875           $14,709
12/31/93          $20,477           $19,507           $18,882           $24,169           $14,821
 1/31/94          $21,261           $20,253           $19,166           $25,009           $14,821
 2/28/94          $20,725           $19,743           $18,750           $24,312           $14,821
 3/31/94          $19,906           $18,963           $18,291           $23,254           $14,951
 4/30/94          $20,019           $19,071           $18,140           $23,582           $14,951
 5/31/94          $20,063           $19,112           $18,106           $23,933           $14,951
 6/30/94          $19,626           $18,696           $18,064           $23,352           $15,108
 7/31/94          $20,267           $19,306           $18,425           $24,145           $15,108
 8/31/94          $20,650           $19,671           $18,432           $25,110           $15,108
 9/30/94          $20,179           $19,223           $18,153           $24,492           $15,289
10/31/94          $20,356           $19,391           $18,133           $25,063           $15,289
11/30/94          $19,928           $18,983           $18,100           $24,132           $15,289
12/31/94          $20,106           $19,153           $18,220           $24,488           $15,501
 1/31/95          $20,314           $19,351           $18,570           $25,138           $15,501
 2/28/95          $21,103           $20,103           $19,000           $26,101           $15,501
 3/31/95          $21,612           $20,588           $19,128           $26,870           $15,720
 4/30/95          $22,122           $21,074           $19,394           $27,686           $15,720
 5/31/95          $22,993           $21,904           $20,207           $28,756           $15,720
 6/30/95          $23,356           $22,250           $20,369           $29,432           $15,930
 7/31/95          $23,871           $22,740           $20,290           $30,430           $15,930
 8/31/95          $24,299           $23,147           $20,550           $30,484           $15,930
 9/30/95          $24,634           $23,467           $20,759           $31,769           $16,135
10/31/95          $24,665           $23,496           $21,063           $31,676           $16,135
11/30/95          $25,339           $24,138           $21,410           $33,040           $16,135
12/31/95          $26,075           $24,839           $21,726           $33,681           $16,333
 1/31/96          $26,491           $25,235           $21,861           $34,843           $16,333
 2/28/96          $26,583           $25,323           $21,397           $35,147           $16,333
 3/31/96          $26,777           $25,508           $21,217           $35,489           $16,537
 4/30/96          $26,970           $25,692           $21,072           $36,034           $16,537
 5/31/96          $27,276           $25,983           $21,036           $36,927           $16,537
 6/30/96          $27,503           $26,200           $21,317           $37,080           $16,747
 7/31/96          $26,591           $25,331           $21,367           $35,455           $16,747
 8/31/96          $27,160           $25,873           $21,314           $36,194           $16,747
 9/30/96          $28,015           $26,687           $21,693           $38,228           $16,957
10/31/96          $28,574           $27,220           $22,200           $39,296           $16,957
11/30/96          $29,876           $28,460           $22,608           $42,249           $16,957
12/31/96          $29,624           $28,220           $22,356           $41,411           $17,173

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
--------------------------------------------------------------------------------------------------------

FUND PERFORMANCE

The chart above compares the Fund's return with broad-based market indexes. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 and the Lehman Brothers Government/ Corporate Bond Index.

TOTAL RETURN FIGURES

The solid red line represents the Fund's performance and includes the Fund's maximum current sales charge of 4.75%. The Fund's total return figure reflects Fund expenses, fees and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The dotted black line represents the performance of the S&P 500, a broad-based, widely recognized unmanaged index of 500 common stocks.

The solid black line represents the performance of the Lehman Brothers Government/Corporate Bond Index, a diversified, unmanaged index of corporate and U.S. government bonds. The Indices' total return figures do not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities in the Indices.

The dashed line represents the performance of 90-Day U.S. Treasury Bills. It is included to indicate how the Fund has performed relative to a portfolio of cash equivalents. Principal and interest payments of Treasury Bills are guaranteed by the U.S. Government.

NOTE: It is not possible to invest directly in an index.

                        EV TRADITIONAL INVESTORS FUND
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investment in Investors Portfolio (Portfolio), at
    value (Note 1A)                                               $247,162,534
  Receivable for Fund shares sold                                       17,261
                                                                  ------------
      Total assets                                                $247,179,795

LIABILITIES:
  Dividends payable                                   $6,686,324
  Payable for Fund shares redeemed                       189,770
  Payable for Trustees' fees                                 834
  Accrued expenses                                        85,469
                                                      ----------
      Total liabilities                                              6,962,397
                                                                  ------------
NET ASSETS for 29,687,513 shares of beneficial
  interest outstanding                                            $240,217,398
                                                                  ============
SOURCES OF NET ASSETS:
  Paid-in capital                                                 $178,158,222
  Undistributed net investment income                                  309,282
  Accumulated net realized gain on investment
    transactions                                                     4,445,597
  Unrealized appreciation of investments                            57,304,297
                                                                  ------------
      Total net assets                                            $240,217,398
                                                                  ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($240,217,398 / 29,687,513 shares of beneficial
  interest outstanding)                                              $8.09
                                                                     =====
COMPUTATION OF OFFERING PRICE:
  Offering price per share (100/95.25 of $8.09)                      $8.49
                                                                     =====

  On sales of $100,000 or more, the offering price is reduced.


    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                     For the Year Ended December 31, 1996
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                        $ 5,869,912
  Dividend income allocated from Portfolio (net of
    withholding tax expense of $34,128)                             3,504,553
  Expenses allocated from Portfolio                                (1,672,039)
                                                                  -----------
      Total investment income                                     $ 7,702,426

  Expenses -
    Compensation of Trustees not members of the
      Investment Adviser's organization
      (Note 4)                                      $     2,578
    Custodian fee                                        10,428
    Service fee (Note 5)                                201,529
    Transfer agent fees                                 185,903
    Printing and postage                                 85,158
    Legal and accounting services                        10,789
    Registration fees                                    18,811
    Miscellaneous                                        10,777
                                                    -----------
      Total expenses                                                  525,973
                                                                  -----------
        Net investment income                                     $ 7,176,453

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain on investment transactions
    (identified cost basis)                         $28,326,826
  Change in unrealized appreciation of investments   (5,008,446)
                                                    -----------
          Net realized and unrealized gain on
            investments                                            23,318,380
                                                                  -----------
            Net increase in net assets resulting
              from operations                                     $30,494,833
                                                                  ===========




    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                                         ----------------------------      YEAR ENDED
                                                              1996           1995*      JANUARY 31, 1995
                                                         -------------   ------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations -
    Net investment income                               $   7,176,453   $  7,243,551     $  8,470,498
    Net realized gain on investment transactions           28,326,826      8,706,988        1,556,290
    Change in unrealized appreciation of investments       (5,008,446)    38,309,383      (20,258,131)
                                                        -------------   ------------     ------------
      Net increase (decrease) in net assets
        resulting from operations                       $  30,494,833   $ 54,259,922     $(10,231,343)
                                                        -------------   ------------     ------------
  Distributions to shareholders -
    From net investment income                          $  (7,176,453)  $ (7,060,919)    $ (8,249,107)
    In excess of net investment income                        (20,625)       --                --
    From net realized gain on investment transactions     (24,332,072)    (9,517,875)      (4,372,413)
                                                        -------------   ------------     ------------
      Total distributions to shareholders               $ (31,529,150)  $(16,578,794)    $(12,621,520)
                                                        -------------   ------------     ------------
  Net increase (decrease) in net assets from
    Fund share transactions (Note 2)                    $   4,381,299   $ (1,229,666)    $ (4,130,436)
                                                        -------------   ------------     ------------
      Net increase (decrease) in net assets             $   3,346,982   $ 36,451,462     $ 26,983,299)

NET ASSETS:
  At beginning of year                                    236,870,416    200,418,954      227,402,253
                                                          -----------    -----------      -----------
  At end of year (including undistributed net
    investment income of $309,282, $373,801 and
    $263,835, respectively)                              $240,217,398   $236,870,416     $200,418,954
                                                         ============   ============     ============

*For the eleven month period ended December 31, 1995 (Note 6).

                                                      FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,              YEAR ENDED JANUARY 31,
                                                               -----------------------     ----------------------------------------
                                                                  1996       1995*         1995       1994        1993      1992
                                                                  ----       ----          ----       ----        ----      ----
NET ASSET VALUE -
Beginning of year                                                $  8.150   $  6.840      $  7.600   $  7.390   $  7.500   $  7.060
  Income (loss) from operations:
    Net investment income                                        $  0.254   $  0.254      $  0.283   $  0.217   $  0.342   $  0.364
    Net realized and unrealized gain (loss) on investments          0.821      1.641        (0.623)     0.833      0.318      0.736
                                                                 --------   --------      --------   --------   --------   --------
      Total income (loss) from operations                        $  1.075   $  1.895      $ (0.340)  $  1.050   $  0.660   $  1.100
                                                                 --------   --------      --------   --------   --------   --------
  Less distributions:
    From net investment income                                   $ (0.254)  $ (0.248)     $ (0.275)  $ (0.307)  $ (0.360)  $ (0.360)
    In excess of net investment income                             (0.001)      --            --       (0.008)      --         --
    From net realized gain on investments                          (0.880)    (0.337)       (0.145)    (0.525)    (0.410)    (0.300)
                                                                 --------   --------      --------   --------   --------   --------
      Total distributions                                        $ (1.135)  $ (0.585)     $ (0.420)  $ (0.840)  $ (0.770)  $ (0.660)
                                                                 --------   --------      --------   --------   --------   --------
NET ASSET VALUE - End of year                                    $  8.090   $  8.150      $  6.840   $  7.600   $  7.390   $  7.500
                                                                 ========   ========      ========   ========   ========   ========
TOTAL RETURN(2)                                                     13.61%     28.36%(4)     (4.45%)    15.13%      9.30%     16.26%
RATIOS/SUPPLEMENTAL DATA (to average daily net assets):
  Expenses(1)                                                        0.93%      0.95%+        0.91%      0.90%      0.89%      0.86%
  Net investment income                                              3.03%      3.60%+        4.05%      4.07%      4.62%      4.96%
PORTFOLIO TURNOVER(3)                                                 --         --            --          44%        32%        51%
NET ASSETS, END OF YEAR (000'S OMITTED)                          $240,217   $236,870(4)   $200,419   $227,402   $212,545   $210,197

  +Computed on an annualized basis.
(1)Includes the Fund's share of Investors Portfolio's allocated expenses for the year ended December 31, 1996, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period from start of business, October 28, 1993, to
   January 31, 1994.
(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
(3)Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its investable assets to the
   Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4)Total return is not calculated on an annualized basis.
*For the eleven month period ended December 31, 1995 (See Note 6).

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

(1) SIGNIFICANT ACCOUNTING POLICIES
EV Traditional Investors Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Investors Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (82.0% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio are discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. EXPENSE REDUCTION -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $22,328,254 as capital gain dividends for its taxable year ended December 31, 1996.

E. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition of classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital, with no impact to the net asset value of the Fund.

F. USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                         YEAR ENDED                         YEAR ENDED                        YEAR ENDED
                                     DECEMBER 31, 1996                  DECEMBER 31, 1995*                 JANUARY 31, 1995
                             ----------------------------------   ------------------------------    ------------------------------
                                   SHARES           AMOUNT            SHARES           AMOUNT           SHARES           AMOUNT
                                  --------        ----------         --------        ----------        --------        ----------
Sales                             1,024,596       $  8,562,690       1,091,531      $  8,545,882       1,384,961      $  9,717,293

Issued to shareholders
  electing to receive
  payment of distributions
  in Fund shares                  2,630,611         21,195,011       1,346,249        10,484,714       1,050,557         7,289,379

Redemptions                      (3,029,893)       (25,376,402)     (2,666,931)      (20,260,262)     (3,061,441)      (21,137,108)
                                 ----------        -----------      ----------      ------------      ----------      ------------
    Net increase (decrease)         625,314       $  4,381,299        (229,151)     $ (1,229,666)       (625,923)     $ (4,130,436)
                                 ==========        ===========      ==========      ============      ==========      ============

*For the eleven month period ended December 31, 1995 (Note 6).

-------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS

Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1996 aggregated $9,205,614 and $29,738,167, respectively.
------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

------------------------------------------------------------------------------
(5) SERVICE PLAN

The Fund adopted a Service Plan on July 7, 1993 designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers, Inc. The Service Plan replaced the Fund's distribution plan which became effective on July 1, 1989. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or maintenance of shareholder accounts. During the year ended December 31, 1996 the Fund paid or accrued $201,529 under the Plan to the Principal Underwriter and Authorized Firms.

------------------------------------------------------------------------------
(6) CHANGE IN YEAR END

The Fund changed its fiscal year end from January 31 to December 31, effective December 31, 1995.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
EV TRADITIONAL INVESTORS FUND:

We have audited the accompanying statement of assets and liabilities of EV Traditional Investors Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, the eleven month period ended December 31, 1995 and for the year ended January 31, 1995, and the financial highlights for the year then ended, the eleven month period ended December 31, 1995 and each of the four years in the period ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Investors Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the eleven month period ended December 31, 1995 and for the year ended January 31, 1995 and the financial highlights for the year then ended, the eleven month period ended December 31, 1995 and for each of the four years in the period ended January 31, 1995, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 31, 1997

--------------------------------------------------------------------------------
                             INVESTORS PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1996
-------------------------------------------------------------------------------
                              COMMON STOCKS - 67.1%
-------------------------------------------------------------------------------
NAME OF COMPANY                                SHARES           VALUE
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.8%
Boeing Co.                                     50,000      $  5,318,750
                                                           ------------
AUTOMOTIVE - 1.1%
General Motors Corp.                           60,000      $  3,345,000
                                                           ------------
BANKS - 3.3%
Banco Latinoamericano de Exportaciones*        75,000      $  3,806,250
Chase Manhattan Corp.                          70,200         6,265,350
                                                           ------------
                                                           $ 10,071,600
                                                           ------------
BEVERAGES - 1.3%
PepsiCo, Inc.                                 130,000      $  3,802,500
                                                           ------------
CHEMICALS - 2.8%
Monsanto Corp.                                125,000      $  4,859,375
Praxair, Inc.                                  80,000         3,690,000
                                                           ------------
                                                           $  8,549,375
                                                           ------------
COMPUTER & BUSINESS EQUIPMENT - 2.9%
Hewlett Packard Co.                            90,000      $  4,522,500
Xerox Corp.                                    81,000         4,262,625
                                                           ------------
                                                           $  8,785,125
                                                           ------------
DRUGS - 5.3%
Astra AB, A Free Shares*                      100,000      $  4,935,540
Elan Corp. PLC, ADR                            75,000         2,493,750
Lilly (Eli) & Co.                              65,000         4,745,000
Pfizer, Inc.                                   18,900         1,566,338
Smithkline Beecham PLC, ADR                    35,000         2,380,000
                                                           ------------
                                                           $ 16,120,628
                                                           ------------
ELECTRIC UTILITIES - 1.0%
The Southern Co.                              140,000      $  3,167,500
                                                           ------------
ELECTRONICS - SEMICONDUCTORS - 2.6%
Intel Corp.                                    40,000      $  5,237,500
MEMC Electronic Materials, Inc.*              109,000         2,452,500
                                                           ------------
                                                           $  7,690,000
                                                           ------------
FINANCIAL - MISCELLANEOUS - 4.6%
Federal National Mortgage Association         135,000      $  5,028,750
MBNA Corp.                                    100,000         4,150,000
MGIC Investment Corp.                          60,000         4,560,000
                                                           ------------
                                                           $ 13,738,750
                                                           ------------
FOOD - 0.5%
Hershey Foods Corp.                            34,400      $  1,505,000
                                                           ------------
FERTILIZER - 1.6%
Potash Corp. of Saskatchewan                   55,000      $  4,675,000
                                                           ------------
HEALTHCARE SERVICES - 0.6%
Vencor, Inc.                                   60,000      $  1,897,500
                                                           ------------
HOUSEHOLD PRODUCTS - 1.0%
Kimberly Clark Corp.                           31,200      $  2,971,800
                                                           ------------
INFORMATION SERVICES - 2.3%
Electronic Data Systems Corp.                  80,000      $  3,460,000
Reuters Holdings PLC, ADR                      45,000         3,442,500
                                                           ------------
                                                           $  6,902,500
                                                           ------------
INSURANCE - 5.7%
Allstate Corp.                                 90,000      $  5,208,750
General Re Corp.                               20,000         3,155,000
Mutual Risk Management Ltd.                    93,300         3,452,100
Progressive Corp.                              80,000         5,390,000
                                                           ------------
                                                           $ 17,205,850
                                                           ------------
LODGING & GAMING - 1.1%
ITT Corp.*                                     75,000         3,253,125
                                                          -------------
MACHINERY - 1.4%
Deere & Co.                                   105,000      $  4,265,625
                                                           ------------
MEDICAL PRODUCTS - 5.0%
Baxter International, Inc.                    100,000      $  4,100,000
Boston Scientific Corp.*                       90,000         5,400,000
Sofamor Danek Group, Inc.*                    180,300         5,499,150
                                                           ------------
                                                           $ 14,999,150
                                                           ------------
METALS & MINING - 0.8%
J & L Specialty Steel, Inc.                   200,000      $  2,275,000
                                                           ------------
OIL & GAS - EXPLORATION & PRODUCTION - 2.7%
Anadarko Petroleum Corp.                       60,000      $  3,885,000
Triton Energy Ltd.*                            90,000         4,365,000
                                                           ------------
                                                           $  8,250,000
                                                           ------------
OIL & GAS - INTEGRATED - 2.2%
Exxon Corp.                                    43,640      $  4,276,720
Mobil Corp.                                    20,000         2,445,000
                                                           ------------
                                                           $  6,721,720
                                                           ------------
PAPER & FOREST PRODUCTS - 0.8%
Plum Creek Timber Co., L.P.                    90,000      $  2,340,000
                                                           ------------
PHOTOGRAPHY - 1.7%
Eastman Kodak Co.                              65,000      $  5,216,250
                                                           ------------
PUBLISHING - 0.9%
McGraw-Hill, Inc.                              56,500      $  2,606,063
                                                           ------------
REITS - 3.5%
Colonial Properties Trust                      80,000      $  2,430,000
Equity Residential Properties Trust           101,400         4,182,750
ROC Communities, Inc.                         116,250         3,225,937
Security Capital Industrial Trust              37,000           790,875
                                                           ------------
                                                           $ 10,629,562
                                                           ------------
RETAIL - FOOD & DRUG - 1.3%
CVS Corp.                                      95,000      $  3,930,625
                                                           ------------
RETAIL - SPECIALTY - 2.3%
Circuit City Stores, Inc.                     100,000      $  3,012,500
The Home Depot, Inc.                           80,000         4,010,000
                                                           ------------
                                                           $  7,022,500
                                                           ------------
SPECIALTY CHEMICALS & MATERIALS - 2.9%
Corning, Inc.                                 100,000      $  4,625,000
Sealed Air Corp.*                             100,000         4,162,500
                                                           ------------
                                                           $  8,787,500
                                                           ------------
TELEPHONE UTILITIES - 1.2%
Ameritech Corp.                                60,448      $  3,664,660
                                                           ------------
TRANSPORTATION - 0.9%
Southwest Airlines, Inc.                      125,000      $  2,765,625
                                                           ------------
    TOTAL COMMON STOCKS
(IDENTIFIED COST, $140,868,078)                            $202,474,283
                                                           ------------

-------------------------------------------------------------------------------
                  CONVERTIBLE PREFERRED STOCK - 1.2%
-------------------------------------------------------------------------------
NAME OF COMPANY                               SHARES           VALUE
-------------------------------------------------------------------------------
Freeport McMoRan Copper & Gold, 5%            125,000      $  3,468,750
                                                           ------------
    TOTAL CONVERTIBLE PREFERRED STOCK
      (IDENTIFIED COST, $2,872,500)                        $  3,468,750
                                                           ------------
-------------------------------------------------------------------------------
                        PREFERRED STOCK - 1.0%
-------------------------------------------------------------------------------
NAME OF COMPANY                              SHARES           VALUE
-------------------------------------------------------------------------------
Bank of Boston, Series C Adjustable rate       37,600      $  3,064,400
                                                           ------------
    TOTAL PREFERRED STOCK
      (IDENTIFIED COST, $1,815,525)                        $  3,064,400
                                                           ------------
-------------------------------------------------------------------------------
               U.S. TREASURY/AGENCY OBLIGATIONS - 14.3%
-------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
NAME OF COMPANY                             (000's Omitted)    VALUE
-------------------------------------------------------------------------------
Federal Home Loan Morgage Corp., PAC,
  CMO, Series 1033E,
  8.10s, 12/15/04                            $    238      $    238,746
Federal Home Loan Mortgage Corp., PAC,
  CMO, Series 59-D,
  9.70s, 1/15/16                                1,501         1,522,765
Federal Home Loan Mortgage Corp.,
  PAC, CMO, Series 34-C, 9s,
  11/15/19                                        472           486,809
Federal Home Loan Mortgage Corp.,
  7.95s, 5/15/20                                1,738         1,756,236
Federal Home Loan Mortgage Corp.,
  PAC, CMO, Series 41-F, 10s, 5/15/20           2,338         2,507,792
Federal National Mortgage Association,
  7.50s, 5/25/19                                1,264         1,268,807
Federal National Mortgage Association,
  PAC, CMO, Series 1990 82-K,
  8.50s, 7/25/19                                1,262         1,268,779
Federal National Mortgage Association,
  PAC, CMO, Series 1990 24E,
  9s, 3/25/20                                   2,000         2,071,860
U.S. Treasury Notes, 7.375s, 11/15/97           1,800         1,825,867
U.S. Treasury Notes, 8.125s, 2/15/98            6,500         6,668,610
U.S. Treasury Notes, 7.125s, 9/30/99           17,000        17,470,220
U.S. Treasury Notes, 5.625s, 11/30/00           6,000         5,891,220
                                                           ------------
    TOTAL U.S. TREASURY/AGENCY OBLIGATIONS
      (IDENTIFIED COST, $43,168,541)                       $ 42,977,711
                                                           ------------
-------------------------------------------------------------------------------
                        CORPORATE BONDS - 14.6%
-------------------------------------------------------------------------------
                                         FACE AMOUNT
NAME OF COMPANY                          (000'S OMITTED)           VALUE
-------------------------------------------------------------------------------
Bell Telephone Co., 8.35s, 12/15/30          $  3,000      $  3,525,420
Chesapeake Potomac Telephone,
  8.375s, 10/1/29                               1,500         1,728,540
Columbia/HCA Health, 8.36s, 5/15/24               900         1,007,028
Columbia/HCA Health, 6.73s, 7/15/45             1,000         1,003,790
Commercial Credit Corp.,
  7.875s, 2/1/25                                2,000         2,168,860
Connecticut Light & Power,
  7.875s, 10/1/24                               3,775         4,140,080
Dayton Hudson, Medium Term Notes,
  9.50s, 6/10/15                                  650           748,059
Deere & Co., 8.95s, 6/15/19                       250           282,733
General Motors Corp., 8.80s, 3/1/21             3,130         3,567,605
General Motors Corp., Medium Term
  Notes, 9.45s, 11/1/11                         3,000         3,558,630
Grand Metropolitan Investments,
  7.45s, 4/15/35                                3,090         3,286,926
Hertz Corp., 9s, 11/1/09                        2,600         2,970,032
Inter American Development Bank,
  8.875s, 6/1/09                                2,000         2,330,520
Inter American Development Bank,
  8.40s, 9/1/09                                 2,500         2,853,325
Johnson Controls,
  7.70s, 3/1/15                                 1,360         1,446,646
Pitney Bowes Credit Corp.,
  9.25s, 6/15/08                                1,650         1,942,858
Procter & Gamble Co.,
  8s, 9/1/24                                    3,000         3,397,530
Seagram (Joseph) & Sons, 9.65s, 8/15/18         1,030         1,272,276
State Street Bank,
  7.35s, 6/15/26                                1,700         1,767,609
TRW, Inc., Medium Term Notes,
  9.35s, 6/4/20                                   900         1,080,315
                                                           ------------
    TOTAL CORPORATE BONDS
      (IDENTIFIED COST, $42,736,671)                       $ 44,078,782
                                                           ------------
-------------------------------------------------------------------------------
                          SHORT-TERM OBLIGATIONS - 1.2%
-------------------------------------------------------------------------------
                                          FACE AMOUNT
NAME OF COMPANY                          (000'S OMITTED)     VALUE
-------------------------------------------------------------------------------
Associates Corp. of North America,
  6.5s, 1/02/97                              $  3,624      $  3,623,346
                                                           ------------
    TOTAL SHORT-TERM OBLIGATIONS,
      AT VALUE                                             $  3,623,346
                                                           ------------
    TOTAL INVESTMENTS AT VALUE - 99.4%
      (IDENTIFIED COST, $235,084,661)                      $299,687,272
    OTHER ASSETS, LESS LIABILITIES - 0.6%                     1,873,510
                                                           ------------
    NET ASSETS - 100%                                      $301,560,782
                                                           ============

*Non-income producing security.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
PAC - Planned Amortization Class
CMO - Collateralized Mortgage Obligations

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $235,084,661)                                                $299,687,272
  Cash                                                                  2,239
  Receivable for investments sold                                     156,885
  Interest receivable                                               1,386,807
  Dividends receivable                                                333,187
  Tax reclaim receivable                                               15,160
  Deferred organization expenses (Note 1E)                              5,774
                                                                 ------------
      Total assets                                               $301,587,324

LIABILITIES:
  Payable for Trustees' fees                            $ 3,712
  Accrued expenses                                       22,830
                                                        -------
      Total liabilities                                                26,542
                                                                 ------------
NET ASSETS applicable to investors' interest in Portfolio        $301,560,782
                                                                 ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                  $236,958,175
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                  64,602,611
                                                                 ------------
      Total net assets                                           $301,560,782
                                                                 ============


    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                     For the Year Ended December 31, 1996
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
    Interest income                                               $ 7,063,471
    Dividend income (net of withholding tax of
      $40,973)                                                      4,218,017
                                                                  -----------
      Total income                                                $11,281,488
                                                                  -----------
  Expenses --
    Investment adviser fee (Note 3)                 $ 1,794,096
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 3)         13,630
    Custodian fee                                       151,240
    Legal and accounting services                        40,594
    Amortization of organization expenses (Note 1E)       3,203
    Miscellaneous                                        10,717
                                                    -----------
      Total expenses                                                2,013,480
                                                                  -----------
        Net investment income                                     $ 9,268,008
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investment transactions
    (identified cost basis)                         $30,748,316
  Change in unrealized appreciation of investments   (2,562,219)
                                                    -----------
      Net realized and unrealized gain on investments              28,186,097
                                                                  -----------
        Net increase in net assets resulting from
          operations                                              $37,454,105
                                                                  ===========
    The accompanying notes are an integral part of the financial statements

                                        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                          -------------------------------           YEAR ENDED
                                                               1996              1995**           JANUARY 31, 1995
                                                          -------------      ------------       ---------------------
INCREASE (DECREASE) IN NET ASSETS:

  From operations --
    Net investment income                                 $  9,268,008       $  8,692,310       $  9,351,946
    Net realized gain on investment transactions            30,748,316          9,116,976          1,467,119
    Change in unrealized appreciation of investments        (2,562,219)        43,494,132        (20,681,070)
                                                          ------------       ------------       ------------
      Net increase (decrease) in net assets from
        operations                                        $ 37,454,105       $ 61,303,418       $ (9,862,005)
                                                          ------------       ------------       ------------
  Capital transactions --
     Contributions                                        $ 32,919,522       $ 32,319,917       $ 29,380,822
    Withdrawals                                            (45,187,645)       (34,406,030)       (32,695,351)
                                                          ------------       ------------       ------------

      Net decrease in net assets resulting from
        capital transactions                              $(12,268,123)      $ (2,086,113)      $ (3,314,529)
                                                          ------------       ------------       ------------

        Net increase (decrease) in net assets             $ 25,185,982       $ 59,217,305       $(13,176,534)

NET ASSETS:
  At beginning of year                                     276,374,800        217,157,495        230,334,029
                                                          ------------       ------------       ------------
  At end of year                                          $301,560,782       $276,374,800       $217,157,495
                                                          ============       ============       ============

------------------------------------------------------------------------------------------------------------
                                          SUPPLEMENTARY DATA
------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,         YEAR ENDED JANUARY 31,
                                                       ----------------------          ---------------------
                                                           1996     1995**                1995     1994*
                                                         --------  --------            --------  --------
RATIOS (to average daily net assets):
  Expenses                                                0.70%     0.70%               0.71%+    0.69%+
  Net investment income                                   3.23%     4.25%               3.83%+    3.69%+

PORTFOLIO TURNOVER                                          64%       28%                 47%       15%
AVERAGE COMMISSION RATE PAID(1)                        $0.0591        --                  --        --

  +Computed on an annualized basis.
  *For the period from the start of business, October 28, 1993, to January 31, 1994. **For the eleven month period ended December 31, 1995 (Note 6).
(1)Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

(1) SIGNIFICANT ACCOUNTING POLICIES
Investors Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company, which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Securities listed on securities exchanges or on the NASDAQ National Market System are valued at closing sales prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between latest bid and asked prices. Debt investments (other than mortgage-backed "pass-through" securities) are valued at prices furnished by a pricing service. Mortgage-backed "pass through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Short-term obligations maturing in 60 days or less, are valued at amortized cost, which approximates value. All other investments are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on debt investments when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

C. FEDERAL TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D. EXPENSE REDUCTION -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

E. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

F. SECURITY TRANSACTIONS -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses on the sale of investments are determined on the identified cost basis.

G. USE OF ESTIMATES The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $126,423,298 and $122,238,451, respectively. Purchases and sales of U.S. Government/agency securities aggregated $57,614,455 and $37,447,328, respectively.

------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER
    TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% annually) of the Portfolio's average daily net assets up to $300 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1996, the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $1,794,096. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1996.

------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in the value of investments owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                        $234,809,581
                                                            ============
      Gross unrealized appreciation                         $ 69,150,437
      Gross unrealized depreciation                            4,272,746
                                                            ------------
        Net unrealized appreciation                         $ 64,877,691
                                                            ============
-------------------------------------------------------------------------------
(6) CHANGE IN FISCAL YEAR END
The Portfolio changed its fiscal year end from January 31, to December 31, effective December 31, 1995.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND INVESTORS OF
INVESTORS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Investors Portfolio, including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets and the supplementary data for the year then ended, the eleven month period ended December 31, 1995, and for the year ended January 31, 1995, and the supplementary data for the period from October 28, 1993 (start of business) to January 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investors Portfolio, as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the year then ended, the eleven month period ended December 31, 1995, and for the year ended January 31, 1995 and the supplementary data for the period from October 28, 1993 (start of business) to January 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 31, 1997

                             INVESTMENT MANAGEMENT


EV TRADITIONAL    OFFICERS                TRUSTEES
INVESTORS         JAMES B. HAWKES         M. DOZIER GARDNER
FUND              President, Trustee      Vice Chairman, Eaton Vance Management
24 Federal Street EDWARD E. SMILEY, JR.   DONALD R. DWIGHT
Boston, MA 02110  Vice President          President, Dwight Partners, Inc.
                  JAMES L. O'CONNOR       Chairman, Newspapers of
                  Treasurer               New England, Inc.
                  THOMAS OTIS             SAMUEL L. HAYES, III
                  Secretary               Jacob H. Schiff Professor of
                                          Investment Banking, Harvard
                                          University Graduate School of
                                          Business Administration
                                          NORTON H. REAMER
                                          President, United Asset Management
                                          Corporation
                                          JOHN L. THORNDIKE
                                          Director, Fiduciary Company
                                          Incorporated
                                          JACK L. TREYNOR
                                          Investment Adviser and Consultant
                  --------------------------------------------------------------
INVESTORS         OFFICERS                TRUSTEES
PORTFOLIO         M. DOZIER GARDNER       DONALD R. DWIGHT
24 Federal Street President, Trustee      President,
Boston, MA 02110  JAMES B. HAWKES         Dwight Partners, Inc.
                  Vice President, Trustee Chairman, Newspapers of
                  THOMAS E. FAUST, JR.    New England, Inc.
                  Vice President and      SAMUEL L. HAYES, III
                  Portfolio Manager       Jacob H. Schiff Professor of
                  MICHAEL B. TERRY        Investment Banking,
                  Vice President          Harvard University
                  JAMES L. O'CONNOR       Graduate School of
                  Treasurer               Business Administration
                  THOMAS OTIS             NORTON H. REAMER
                  Secretary               President, United Asset
                                          Management Corporation
                                          JOHN L. THORNDIKE
                                          Director, Fiduciary Company
                                          Incorporated
                                          JACK L. TREYNOR
                                          Investment Adviser and Consultant